UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2009
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 22, 2009, Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the quarter ended September 30, 2009.

The press release contains the following non-GAAP financial measures:  free cash flow and working capital as a percentage of sales and total debt-to-total capitalization.  Management believes these non-GAAP financial measures provide investors and management with additional useful information to measure, forecast and compare the company’s liquidity and operating results.

The information in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any Company filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)     Exhibits

99.1     Press Release dated October 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	October 22, 2009

Exhibit Index

Exhibit	Description of Exhibits

99.1	Press Release of the Registrant dated October 22, 2009